Federated U.S. Government Bond Fund

(TICKER FEDBX)

SUPPLEMENT TO Prospectus dated October 31, 2009

1. Under the heading entitled, “What are the Principal Securities in Which the Fund Invests?,” in the sub-section entitled “Asset Segregation,” please add the following second paragraph:

“In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund's daily marked-to-market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside cash or readily marketable securities equal to only its net obligations under certain cash settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “What Are the Specific Risks of Investing in the Fund?” The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff. The Fund intends to settle all forwards and futures contracts in cash.”

2. Under the heading entitled, “What Do Shares Cost?,” please delete the third sentence in the first paragraph of the sub-section entitled, “Calculation of Net Asset Value” and replace it with the following:

“The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.”

3. Under the heading, “How is the Fund Sold?,” please delete the existing paragraph and replace it with the following:

“The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):

  An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
  An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
  An employer-sponsored retirement plan;
  A trust institution investing on behalf of its trust customers;
  Additional sales to an investor (including a natural person) who owned Institutional Service Shares of the Fund as of April 29, 2010;
  An investor (including a natural person) who acquired Institutional Service Shares of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How to Purchase Shares” below.):
  An investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
  An investor, other than a natural person, purchasing Shares directly from the Fund; and
  In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Service Shares of another Federated fund as of December 31, 2008.

Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).”

4. Under the heading, “How to Purchase Shares,” please delete the existing three paragraphs and replace them with the following:

“Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?”. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus.

Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.”

5. Under the heading, “How to Purchase Shares,” please delete the following sub-section:

“RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.”

6. Under the heading, “How to Redeem and Exchange Shares,” please delete the following sub-section:

“REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.”

April 23, 2010

Federated U.S. Government Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450498 (4/10)

Federated U.S. Government Bond Fund

(TICKER FEDBX)

SUPPLEMENT TO Statement of additional information dated October 31, 2009

1. Under the heading entitled, “What Do Shares Cost?,” please delete the second sentence in the first paragraph and replace it with the following:

“The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.”

April 23, 2010

Federated U.S. Government Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450497 (4/10)